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                                October 20, 2000

                             SUBSCRIPTION DOCUMENTS

                                      i3Dx,
                              A NEVADA CORPORATION


The Subscription Documents consist of the following documents included herein:

     (1)  The Subscription Agreement

     (2)  Accredited Investor Representations and Investor Questionnaire

     (3)  Waiver of Purchaser Representative

ALL INVESTORS SHOULD COMPLETE, EXECUTE AND RETURN THE SUBSCRIPTION AGREEMENT, ACCREDITED INVESTOR REPRESENTATIONS AND QUESTIONNAIRE, FINANCIAL STATEMENT, AND WAIVER OF PURCHASER REPRESENTATIVE.

                             SUBSCRIPTION AGREEMENT

THERE WILL NOT BE A SALE OR TRANSFER OF THESE SECURITIES (OR ANY INTEREST THEREIN), OR TO RECEIVE ANY CONSIDERATION THEREFORE, UNLESS A COPY OF THE FORM 10SB DESCRIBING THESE SECURITIES HAS BEEN REVIEWED BY THE PURCHASER AND UNLESS THE PURCHASER INTENDS TO ACQUIRE THESE SECURITIES FOR INVESTMENT PURPOSES ONLY.

1. The undersigned acknowledges that he or she reviewed, a reasonable time prior to his or he execution of this Subscription Agreement (the "Subscription"), a copy of the FORM 10-SB which can be found at: http://www.edgar.com. The undersigned acknowledges that he or she reviewed the FORM 10-SB in connection with this offering of Class "A" Common Shares, par value $0.01 (one cent) per share (the "Offering"). The undersigned further acknowledges that he or she has been given an opportunity to inquire of the representatives of i3Dx any questions concerning the terms and conditions of the Offering or any matter pertaining thereto and to receive, in response to his or her requests, such information as may be required to verify or clarify any statement contained in the FORM 10-SB. The undersigned further acknowledges that he or she received, a reasonable time prior to his or her execution of this Subscription, and has reviewed either (i) a copy of i3Dx's annual report to shareholders for the most recent fiscal year or (ii) the information contained in the most recent Form 10-SB. The undersigned further acknowledges that he or she received, a reasonable time prior to his or her execution of this Subscription, and has reviewed the information contained in any reports or documents required to be filed by i3Dx under section 13(a), 14(a), 14(c) and 15(d) of the Exchange Act of 1934, as amended.

2    THE UNDERSIGNED ACKNOWLEDGES THAT THE SHARES ARE HIGHLY SPECULATIVE

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     IN NATURE AND THE UNDERSIGNED MAY EXPERIENCE A TOTAL LOSS ON AN INVESTMENT
     IN THE SHARES. THE UNDERSIGNED FURTHER ACKNOWLEDGES THAT THE SHARES ARE NOT PRESENTLY REGISTERED AND THUS ARE NOT FREELY TRADEABLE ABSENT AN INDEPENDENT EXEMPTION FROM THE APPLICABLE SECURITIES LAWS. WHILE i3Dx ANTICIPATES THE FILING OF A REGISTRATION STATEMENT, THERE CAN BE NO ASSURANCE THAT THE SHARES WILL BE REGISTERED IN THE FORESEEABLE FUTURE.

3. The undersigned acknowledges that the Shares were not offered to him or her by means of any form of general solicitation, or general advertising, or publicly disseminated advertisements or sales literature, nor is the undersigned aware of any offers or sales in connection with the Offering made to other persons by such prohibited means. The undersigned acknowledges that the Shares will be offered and acquired only by purchasers who qualify as "accredited investors" (as defined in Rule 501(a) under Regulation D).

4. The undersigned acknowledges that the execution of this Subscription shall constitute an offer to acquire the Shares on the terms and conditions described and specified herein. The Offering is for Class "A" Common stock, par value $0.01 (one cent) per share of i3Dx at a price of $0.65 per Share ("Offering Price"). The Shares are not listed on any securities exchange or market. The undersigned herewith subscribes as follows:

          Number of Shares _______________

          Subscription Price (Number of Shares @ $ 0.65) $_____________________

     The certificate(s) representing the undersigned's subscription in the Shares will be issued in the name of the undersigned.

5.   This Subscription is made subject to the following terms and conditions:

          (a) the completion and delivery to i3Dx of the duly executed Subscription Documents;

6. The undersigned represents and warrants that he or she is an accredited investor as defined in Rule 501(a) under Regulation D. The undersigned represents and warrants he or she has considered the risks associated with an investment with i3Dx, including those which are described in the FORM 10-SB section entitled "Risk Factors". The undersigned acknowledges that no representation is, or can be made, as to the value of the Shares subsequent to the Closing. Other than as may be expressly set forth in the FORM 10-SB, no representations or warranties have been made to the undersigned regarding an investment in i3Dx. The undersigned further acknowledges that, in making his or her investment decision, he or she is relying upon his or her own investment judgment.

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7.   The undersigned represents and warrants that he or she will acquire the
     Shares for his or her own account, for investment purposes only and not with a view to sale or distribution thereof, directly or indirectly and in whole or in part. The undersigned acknowledges that the Shares have not been registered under the Securities Act of 1933 in reliance on an exemption under section 4(2) for transactions not involving a public offering. The undersigned acknowledges and agrees that he or she shall have no right to require that the Shares be registered by i3Dx under the Securities Act of 1933.

8. The undersigned acknowledges and agrees that the certificate(s) evidencing the Shares to be acquired hereunder shall bear the following legend:

     THESE SECURITIES HAVE BEEN ISSUED OR SOLD IN RELIANCE UPON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS UNDER FEDERAL AND STATE SECURITIES LAWS. THESE SECURITIES MAY NOT BE SOLD OR TRANSFERRED EXCEPT IN A TRANSACTION WHICH IS EXEMPT UNDER FEDERAL OR STATE SECURITIES LAWS OR PURSUANT TO AN EFFECTIVE REGISTRATION UNDER FEDERAL OR STATE SECURITIES LAWS OR THAT IS OTHERWISE IN COMPLIANCE WITH FEDERAL OR STATE SECURITIES LAWS.

     The undersigned further acknowledges and agrees that said legend shall be removed only after the registration of the Shares reflected by the certificate(s) or, if the Shares are to be sold or transferred pursuant to an exemption from the registration requirement, upon receipt by i3Dx of a written opinion of counsel to the undersigned, satisfactory to counsel for i3Dx, to the effect that registration is not required and that such a transfer will not violate the Securities Act of 1933 or applicable state securities law.

9. The undersigned agrees to indemnify i3Dx and its affiliates from any and all claims, damages, causes of action, suits, whether at law or in equity, incurred by i3Dx and/or its affiliates involving a violation or alleged violation of any federal or state securities laws which results or arises, directly or indirectly, from any misrepresentation, fraudulent statement or material omission made by the undersigned in connection with this Subscription or any other document executed by the undersigned in order to invest in i3Dx.

10. The undersigned agrees to be bound by all of the terms, conditions, duties and obligations described and as specified herein. This Subscription will not be complete unless accompanied by all duly executed documents required.

11. This Subscription (i) shall be binding upon the undersigned and the heirs, legal representatives, successors, and permitted assigns of the undersigned, or the undersigned and its successors and assigns, and (ii) all agreements, representations, warranties and acknowledgements made herein shall survive the execution and delivery of this Subscription and the consummation of the investment.

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12.  The undersigned represents and warrants that he is 21 years of age or older, that his principal residence is shown below, and that he presently has no plans or intentions to move his principal residence.

This ______ day of _________________, 2000



---------------------------
Signature


---------------------------
Print Name
(if signing in representative capacity, indicate the title of signatory under signature line)


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State of Principal Place of Residence


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State of Incorporation or Organization


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Social Security Number or Taxpayer Identification Number


Type of Ownership - Check one:

______Individual Ownership
______Joint Tenants With Right of Survivorship
______Community Property
______Tenants in Common
______Corporate Ownership
______Trust or Fiduciary Account
______Other (specify)

This Subscription Agreement is accepted this _______ day of __________, 2000.

                                       i3Dx.com,
                                       a Nevada corporation


                                       BY:
                                          ---------------------------
                                          President



                                       ATTEST:

                                       BY:
                                          ---------------------------
                                          Secretary
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ACCREDITED INVESTOR REPRESENTATIONS AND INVESTOR QUESTIONNAIRE

To The Board of Directors of
i3Dx,
a Nevada corporation


Gentlemen:

The undersigned acknowledges and agrees that the "Shares" in i3Dx.com. (the "Company") offered in the "Offering" are not registered under the Securities Act of 1933, as amended (the "1933 Act") or qualified under state securities laws, in reliance upon the exemption from registration and qualification provided by 4(2) of the 1933 Act. Accordingly, the undersigned has completed the "ACCREDITED INVESTOR REPRESENTATIONS" substantiating his or her status as an accredited investor under Rule 501(a).

                       ACCREDITED INVESTOR REPRESENTATIONS

The undersigned represents and warrants that he/she/it is an "Accredited Investor" (as defined in Rule 501(a) promulgated under Regulation D), based upon the following:

(INITIAL ONE OR MORE AS APPLICABLE)

1.   FOR INDIVIDUAL INVESTORS:

Initial:______ a.   I certify that I have an individual net worth, or my spouse and I have a combined net worth, in excess of $1,000,000.00.
                    For purposes of this Questionnaire, "net worth" means the excess of total assets at fair market value, (including principal residence, home furnishings and automobiles) over total liabilities.

Initial:______ b.   I certify that I had individual income, exclusive of any
                    income attributable to my spouse, of more than $200,000.00 in the two calendar years preceding the calendar year in which this Questionnaire is submitted, and I reasonably expect to have an individual income in excess of $200,000.00 during the current calendar.

Initial:______ c.   I certify that my spouse and I had joint income of more than
                    $300,000.00 in the two calendar years preceding the calendar year in which this Questionnaire is submitted, and reasonably expect to have joint income in excess of $300,000.00 during the current calendar year.

2.   FOR EMPLOYEE BENEFIT PLANS:

Initial:______ a.   I certify, as a duly qualified plan fiduciary of the
                    undersigned, that the undersigned is an employee benefit
                    plan within the meaning of Title I of
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                    the Employee Retirement Income Security Act of 1974, as
                    amended ("ERISA"), and the decision to invest in the Shares was made by a plan fiduciary (as defined in Section 3(21) of ERISA) of the subscribing employee benefit plan, which is either a bank, savings and loan association, insurance company or registered investment advisor.

Initial:______ b.   I certify, as a duly qualified plan fiduciary of the
                    undersigned, that the undersigned is an employee benefit plan within the meaning of Title I of the Employee
                    Retirement Income Security Act of 1974, as amended
                    ("ERISA"), with total assets in excess of $5,000,000.00.

Initial:______ c.   I certify, as a duly qualified plan fiduciary of the
                    undersigned, that the undersigned is an employee benefit plan within the meaning of Title I of the Employee
                    Retirement Income Security Act of 1974, as amended
                    ("ERISA"), that the subscribing employee benefit plan is self-directed, with investment decisions made solely by plan participants who are accredited investors under either 1a., or 1b., or 1c. above.

3.   FOR SECTION 501(c)(3) ORGANIZATIONS:

Initial:______ a.   I certify, as a duly qualified officer of the undersigned, on behalf of the subscribing organization described in
                    Section 501 (c)(3) of the Internal Revenue Code, that said subscribing organization was not formed for the specific purpose of acquiring the securities offered.

Initial:______ b.   I certify, as a duly qualified officer of the undersigned, on behalf of the subscribing organization described in
                    Section 501 (c)(3) of the Internal Revenue Code, that said subscribing organization has total assets in excess of $5,000,000.00.

MISCELLANEOUS:

I certify, as a duly qualified plan fiduciary of the undersigned, on behalf of the subscribing entity, that the said subscribing entity is:

Initial:______ a.   a bank, as defined in Section 3(a)(2) of the Securities Act of 1933, or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of that Act, whether acting in its individual or fiduciary capacity.

Initial:______ b.   a broker-dealer registered pursuant to Section 15 of the
                    Securities and Exchange Act of 1934.

Initial:______ c.   any insurance company as defined in section 2(13) of the
                    Securities Act of 1933.
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Initial:______ d.   an investment company registered under the Investment
                    Company Act of 1940, or a business development company as defined in Section 2(a)(48) of that Act.

Initial:______ e.   a Small Business Investment Company licensed by the U.S.
                    Small Business Administration under Section 301(c) or (d) of the Small Business Administration Act of 1958.

Initial:______ f.   a private business development company as defined in Section
                    202 (a)(22) of the Investors Advisement Act of 1940.

Initial:______ g.   an individual retirement account whose beneficiary is an
                    accredited Investor under either 1a., or 1b., or 1c. above.

The undersigned further represents and warrants to the Company that the information contained under "ACCREDITED INVESTOR REPRESENTATIONS" is complete and accurate and may be relied upon by the Company and its counsel, and that the undersigned will notify the Company immediately of any material change in any of such information occurring prior to the acceptance or rejection of the undersigned's subscription for the Shares.


DATED:   _________, 2000.



SIGNATURE FOR INDIVIDUAL INVESTOR



--------------------------------------
(Signature)



----------------------------------------
(Signature)



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(Signature of Joint Investor, if any)



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(Print Name of Joint Investor, if any)



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(Print Name of Investor)
SIGNATURE FOR PARTNERSHIP, TRUST, CORPORATION OR OTHER ENTITY



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(Print Name of Investor)

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                       WAIVER OF PURCHASER REPRESENTATIVE

                                    i3Dx .com

The undersigned prospective investor represents and warrants that he or she is an "Accredited Investor" as that term is defined in Rule 501(a) under Regulation D, with sufficient investment experience, business experience and educational background to evaluate the merits and risks of an investment in i3Dx ("i3Dx"), a Nevada corporation. The undersigned prospective investor does not desire nor need the services of a Purchaser Representative.


This ______ Day of October 20, 2000.



------------------------
Investor



WIRE TRANSFER INSTRUCTIONS:
Bank of America
ABA # 061000052
Account No. 0032 7108 6573
FBO:  i3Dx